UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2007

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52609	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

One Beacon Street, Floor 22

Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends and supplements the Current Report on Form 8-K filed on November 13, 2007 by the Registrant to include financial statements and pro forma financial information required by Item 9.01.  As previously reported, on November 7, 2007, LPL Holdings, Inc., a wholly-owned subsidiary of the Registrant (the “Company”), completed an acquisition of IFMG Securities, Inc., Independent Financial Marketing Group, Inc. and LSC Insurance Agency Inc. from Sun Life Financial Inc. and Sun Life Financial (U.S.) Holdings, Inc. for approximately $25.0 million cash, financed with borrowings against the Company’s revolving credit facility. In addition to initial purchase price, the acquisition provides for post-closing payments over the next two years of an aggregate amount not expected to exceed $5.0 million, based primarily on the successful recruitment and retention of certain customer relationships.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

The audited financial statements of IFMG Securities, Inc., Independent Financial Marketing Group, Inc., LSC Insurance Agency of Arizona, Inc., IFS Agencies, Inc., IFS Agencies of Alabama, Inc., IFS Agencies of New Mexico, Inc., IFMG of Oklahoma, Inc., IFS Insurance Agencies of Ohio, Inc. and IFS Insurance Agencies of Texas, Inc. (together, “IFMG GROUP”) as of December 31, 2006 and the unaudited financial statements of IFMG GROUP as of September 30, 2007 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information

The pro forma financial information which describes the pro forma effect of the acquisitions of IFMG Securities, Inc., Independent Financial Marketing Group, Inc., LSC Insurance Agency of Arizona, Inc., IFS Agencies, Inc., IFS Agencies of Alabama, Inc. and IFS Agencies of New Mexico, Inc. (together, the “Acquired Entities”) as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006 are furnished as Exhibit 99.2 and incorporated in their entirety into this Item 9.01(b) by reference.

(d) Exhibits

99.1 Financial statements of IFMG GROUP as of December 31, 2006 and September 30, 2007.

99.2 Pro forma combined financial information which describes the pro forma effect of the acquisitions of the Acquired Entities as of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

Exhibit Index

99.1 Financial statements of IFMG GROUP as of December 31, 2006 and September 30, 2007.

99.2 Pro forma combined financial information which describes the pro forma effect of the acquisitions of the Acquired Entities of and for the nine months ended September 30, 2007 and for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

By:	/s/ Stephanie L. Brown
	Name:	Stephanie L. Brown
	Title:	Secretary

Dated: January 23, 2008